Inventory and contracts in progress	12 Months Ended
Dec. 31, 2019
Inventory and contract in progress [abstract]
Disclosure of Inventories and contracts in progress [text block]
9	Inventories and contracts in progress

Inventories and contracts in progress include the following:

	As of December 31,
in 000€	2019	2018	2017*
Raw materials	7,400	5,616	4,970
Work in progress	2,805	2,151	3,377
Finished goods	1,996	1,390	1,414
Contracts in progress	495	829	1,266
Total inventories and contracts in progress	12,696	9,986	11,027

The amount of the inventory written-off as an expense is K€526 (2018: K€229; 2017: K€48). The expenses are booked in Cost of Sales.

The group has contracts in progress and advances from customers. The total costs incurred is K€366 and the profit recognized is K€129 as per December 31, 2019. Advances were received for the amount of K€22 with respect to contracts in progress per end of 2019 (2018: K€370; 2017: K€0).